UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

WEBMD HEALTH CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Hudson Street
New York, New York 10014
(Address of principal executive offices, including zip code)

(212) 624-3700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 26, 2017 by WebMD Health Corp., a Delaware Corporation (“WebMD”), WebMD entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 24, 2017, with MH Sub I, LLC, a Delaware limited liability company (“Parent”), and Diagnosis Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (the “Purchaser”). In accordance with the Merger Agreement:

•
on August 7, 2017, Purchaser commenced a tender offer to acquire all of the issued and outstanding shares of WebMD’s common stock, par value $0.01 per share (the “Shares”), at a purchase price of $66.50 per Share (the “Offer Price”), net to the seller in cash without interest and less any applicable withholding taxes required by applicable law, upon the terms and conditions set forth in the offer to purchase, dated August 7, 2017 (together with any amendments or supplements thereto, the “Offer to Purchase”) and in the related letter of transmittal (together with any amendments or supplements thereto, which, together with the Offer to Purchase collectively constitute the “Offer”), filed as  Exhibit (a)(1)(A) and Exhibit (a)(1)(B), respectively, to the Tender Offer Statement on Schedule TO filed on August 7, 2017 (as amended and supplemented from time to time); and

•	on September 15, 2017, the Offer and the merger contemplated by the Merger Agreement (the “Merger”) were consummated.

Item 1.01 Entry into a Material Definitive Agreement

On September 15, 2017, in connection with the completion of the Merger, WebMD and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) entered into a supplemental indenture (each, a “Supplemental Indenture”) to each of the (i) Indenture, dated as of January 11, 2011 (the “2011 Indenture”), between WebMD and the Trustee pursuant to which WebMD issued its 2.50% Convertible Notes due 2018 (the “2018 Notes”), (ii) Indenture, dated as of November 26, 2013, between WebMD and the Trustee (the “2013 Indenture”) pursuant to which WebMD issued its 1.50% Convertible Notes due 2020 (the “2020 Notes”) and (iii) Indenture, dated as of June 1, 2016, between WebMD and the Trustee (the “2016 Indenture” and, together with the 2011 Indenture and 2013 Indenture, the “Indentures”) pursuant to which WebMD issued its 2.625% Convertible Notes due 2023 (the “2023 Notes” and, together with the 2018 Notes and the 2020 Notes, the “Notes”).

The respective Supplemental Indentures reflect that:

•
the right of the holders of the 2018 Notes to convert each $1,000 principal amount of 2018 Notes was changed to a right to convert such principal amount of 2018 Notes into cash in an amount equal to (a) $1,071.83 per $1,000 principal amount of 2018 Notes in the case of a holder that elects to convert its 2018 Notes during the period commencing 20 days prior to the anticipated effective date of the Merger and ending 20 days after the date that the Merger becomes effective (the “Make-Whole Fundamental Change Period”) and (b) $1,036.43 per $1,000 principal amount of 2018 Notes in the case of a holder that elects to convert its 2018 Notes after the Make-Whole Fundamental Change Period,

•
the right of the holders of the 2020 Notes to convert each $1,000 principal amount of 2020 Notes was changed to a right to convert such principal amount of 2020 Notes into cash in an amount equal to (a) $1,396.13 per $1,000 principal amount of 2020 Notes in the case of a holder that elects to convert its 2020 Notes during the Make-Whole Fundamental Change Period and (b) $1,268.12 per $1,000 principal amount of 2020 Notes in the case of a holder that elects to convert its 2020 Notes after the Make-Whole Fundamental Change Period and

•
the right of the holders of the 2023 Notes to convert each $1,000 principal amount of 2023 Notes was changed to a right to convert such principal amount of 2023 Notes into cash in an amount equal to $767.34 per $1,000 principal amount of 2023 Notes, which amount, in each case described above, equals the consideration that a holder of a number of Shares equal to the applicable conversion rate would have been entitled to receive in the Merger, based on the merger consideration of $66.50 per Share.

The foregoing description of the Supplemental Indentures does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Supplemental Indentures, copies of which are attached as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.  In addition, the information contained in Item 2.04 of this Current Report and the press release filed as Exhibit 99.2 hereto are incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The Offer and all withdrawal rights thereunder expired at 5:00 p.m., New York City time, on September 14, 2017. American Stock Transfer & Trust Co., LLC, as the Depositary and Paying Agent (the “Depositary and Paying Agent”), advised that, as of the Expiration Date, a total of 30,583,187 Shares had been validly tendered into and not withdrawn from the Offer (not including 2,392,131 Shares tendered by Notice of Guaranteed Delivery), representing approximately 78.69% of the then issued and outstanding Shares (including restricted shares) of WebMD. The number of Shares tendered satisfied the Minimum Condition (as defined in the Merger Agreement and the Offer). All Offer Conditions having been satisfied or waived, the Purchaser accepted for payment all Shares validly tendered into and not withdrawn from the Offer and payment for such Shares was made to the Depositary and Paying Agent on September 15, 2017.

As a result of its acceptance of the Shares tendered into the Offer, the Purchaser acquired sufficient Shares to consummate the Merger pursuant to Section 251(h) of the Delaware General Corporation Law of the State of Delaware (“DCGL”) without a vote or any further action by the stockholders of WebMD.  Accordingly, on September 15, 2017, pursuant to the terms of the Merger Agreement and Section 251(h) of the DCGL, the Merger was consummated by Purchaser being merged with and into WebMD, with WebMD surviving as a wholly-owned subsidiary of Parent. Each Share issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than Shares held in the treasury of WebMD or owned by any direct or indirect wholly-owned subsidiary of WebMD and Shares owned by Parent, the Purchaser or any direct or indirect wholly-owned subsidiary of Parent, or by any stockholders of WebMD who have properly exercised their appraisal rights under Section 262 of the DGCL) was cancelled and converted into the right to receive an amount in cash equal to the Offer Price, without interest and less any applicable withholding taxes.

Pursuant to the Merger Agreement, each option granted under a Company equity plan that was outstanding, vested and exercisable immediately prior to the Effective Time, and for which the Offer Price exceeded the exercise price of such option, was automatically cancelled as of the Effective Time, and in consideration of such cancellation, the holder thereof is entitled to receive immediately after the Effective Time, but in no event later than five (5) calendar days after the Effective Time, a cash payment in an amount equal to the excess of the Offer Price over the exercise price of each such option multiplied by the aggregate number of Shares issuable upon exercise of such option. Each other option granted under a Company equity plan that was outstanding immediately prior to the Effective Time was converted into the right of the holder to receive a cash payment equal, subject to the same vesting and acceleration terms and conditions,  to the excess of the Offer Price over the exercise price of each such option multiplied by the aggregate number of Shares subject to such option that would have vested on each applicable vesting date, which will become payable on the first payroll date following each such applicable vesting date.

Pursuant to the Merger Agreement, each restricted stock, performance-based restricted share and restricted stock unit granted under a Company equity plan that was outstanding and vested immediately prior to the Effective Time, was automatically cancelled as of the Effective Time, and in consideration of such cancellation, the holder thereof is entitled to receive immediately after the Effective Time, but in no event later than five (5) calendar days after the Effective Time, a cash payment in an amount equal to the Offer Price multiplied by the aggregate number of Shares subject to such restricted stock, performance-based restricted share (assuming maximum performance of performance criteria) or restricted stock unit. Each other restricted stock, performance-based restricted share and restricted stock unit granted under a Company equity plan that was outstanding immediately prior to the Effective Time was converted into the right of the holder to receive a cash payment, subject to the same vesting and acceleration terms and conditions (provided that the performance vesting criteria will no longer apply to the performance-share restricted cash), equal to the Offer Price multiplied by the aggregate number of Shares subject to such restricted stock, performance-based restricted share (assuming maximum performance of performance criteria) or restricted stock unit that would have vested on each applicable vesting date, which will become payable on the first payroll date following each such applicable vesting date.

The aggregate purchase price paid to WebMD’s stockholders in the Offer and the Merger was approximately $2.54 billion. The aggregate purchase price and related fees and expenses were funded by proceeds from debt financing, as well as by an equity contribution from investment funds affiliated with Kohlberg Kravis Roberts & Co. L.P. (the “KKR Funds”) and certain other investors.

The foregoing summary description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

In connection with the completion of the Merger, on September 15, 2017, WebMD provided a notice of a fundamental change/change of control as defined in the Indentures and an offer to repurchase all of the Company’s outstanding Notes under such Indenture. Any Notes properly tendered pursuant to such offer to purchase shall be purchased on October 27, 2017 (the “Repurchase Date”) at a redemption price of 100% of the principal amount thereof, plus accrued and unpaid interest thereon to, but not including, the Repurchase Date.

WebMD issued a press release on September 15, 2017, announcing the fundamental change / change of control. A copy of this press release is filed as Exhibit 99.2 hereto and incorporated by reference into this Item 2.04.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

On September 15, 2017, in connection with the consummation of the Offer and the Merger, WebMD notified the NASDAQ Global Select Market (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq suspend trading of the Shares effective at the close of business on September 15, 2017, and file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Nasdaq filed the Form 25 with the SEC on September 15, 2017.  WebMD intends to file with the SEC a Form 15 requesting that the Shares be deregistered and that WebMD’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended.

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in the Introductory Note and Items 1.01, 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Change in Control of Registrant.

The information contained in the Introductory Note and Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, a change in control of WebMD occurred, and WebMD is now a wholly owned subsidiary of Parent. Parent is affiliated with, and controlled by, the KKR Funds.

Item 5.02. Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

In connection with the consummation of the Merger, as contemplated by the Merger Agreement, Martin J. Wygod, Steven L. Zatz, M.D., Mark J. Adler, M.D., Ian G. Banwell, Neil F. Dimick, James V. Manning, William J. Marino, Joseph E. Smith, Stanley S. Trotman, Jr., and Kristiina Vuori, M.D., Ph.D., are no longer members of the board of directors of WebMD, effective as of the Effective Time.

Following consummation of the Merger, the following persons, who were members of the board of directors of Merger Sub, became the new members to the board of directors of WebMD: Robert N. Brisco.

Item 5.03. Amendment to Articles of Incorporation or Bylaws.

Pursuant to the terms of the Merger Agreement, the certificate of incorporation and bylaws of WebMD were amended and restated in their entirety, effective as of the Effective Time. Copies of WebMD’s amended and restated certificate of incorporation and amended and restated bylaws are included as Exhibits 3.1 and 3.2 hereto, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of July 24, 2017, by and among WebMD, the Purchaser and Parent (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed by WebMD with the Securities and Exchange Commission on July 26, 2017).

3.1	Amended and Restated Certificate of Incorporation of WebMD Health Corp.

3.2	Amended and Restated Bylaws of WebMD Health Corp.

4.1	First Supplemental Indenture, dated as of September 15, 2017, between WebMD and The Bank of New York Mellon Trust Company, N.A., relating to the 2018 Notes.

4.2	First Supplemental Indenture, dated as of September 15, 2017, between WebMD and The Bank of New York Mellon Trust Company, N.A., relating to the 2020 Notes.

4.3	First Supplemental Indenture, dated as of September 15, 2017, between WebMD and The Bank of New York Mellon Trust Company, N.A., relating to the 2023 Notes.

99.1	Joint Press Release, dated September 15, 2017 (incorporated by reference to Exhibit (a)(1)(J) to Amendment No. 7 to the Schedule TO filed with the SEC on September 15, 2017).

99.2	Press Release, dated September 15, 2017.

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of July 24, 2017, by and among WebMD, the Purchaser and Parent (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed by WebMD with the Securities and Exchange Commission on July 26, 2017).

3.1	Amended and Restated Certificate of Incorporation of WebMD Health Corp.

3.2	Amended and Restated Bylaws of WebMD Health Corp.

4.1	First Supplemental Indenture, dated as of September 15, 2017, between WebMD and The Bank of New York Mellon Trust Company, N.A., relating to the 2018 Notes.

4.2	First Supplemental Indenture, dated as of September 15, 2017, between WebMD and The Bank of New York Mellon Trust Company, N.A., relating to the 2020 Notes.

4.3	First Supplemental Indenture to the Indenture, dated as of September 15, 2017, between WebMD and The Bank of New York Mellon Trust Company, N.A., relating to the 2023 Notes.

99.1	Joint Press Release, dated September 15, 2017 (incorporated by reference to Exhibit (a)(1)(J) to Amendment No. 7 to the Schedule TO filed with the SEC on September 15, 2017).

99.2	Press Release, dated September 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBMD HEALTH CORP.

By	/s/ Lewis H. Leicher
Name:	Lewis H. Leicher
Title:	Senior Vice President
Date:	September 15, 2017